UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(AMENDMENT NO. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026
Keurig Dr Pepper Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6425 Hall of Fame Lane, Frisco, Texas 75034
(Address of principal executive offices, including zip code)
(800) 527-7096
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KDP	The Nasdaq Stock Market LLC

EXPLANATORY NOTE
As previously reported, on April 1, 2026 (the “Settlement Date”), Keurig Dr Pepper Inc. (the “Company”), through its wholly owned subsidiary, Kodiak BidCo B.V. (“Kodiak BidCo”), substantially completed its previously announced offer to acquire all of the issued and outstanding ordinary shares (the “Shares”) of JDE Peet’s N.V. (“JDE Peet’s”), excluding treasury shares of JDE Peet’s, for €31.85 per share in cash, without interest. Kodiak BidCo made payment of €31.85 per Share and accepted transfer of all Shares tendered prior to or on March 27, 2026 (the “Acquisition”).
This Amendment No. 1 amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 1, 2026 (the “Initial Form 8-K”) to include the historical financial statements and the unaudited pro forma financial information required by Items 9.01(a) and 9.01(b), respectively.
Unaudited pro forma financial information included in this Amendment No. 1 to the Initial Form 8-K has been presented to illustrate the estimated effects of the Acquisition and is not necessarily indicative of the results of operations that the Company would have achieved had the Acquisition been completed as of the dates indicated or of the results that may be obtained in the future.
Except as described above, all other information in the Initial Form 8-K remains unchanged.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The historical audited financial statements of JDE Peet’s as of and for the years ended December 31, 2025 and 2024 are filed as Exhibit 99.1 to this Amendment No. 1 to the Initial Form 8-K and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The unaudited pro forma condensed combined financial information of the Company, giving effect to the Acquisition and related financing transactions, as of and for the three months ended March 31, 2026 and for the year ended December 31, 2025 are filed as Exhibit 99.2 to this Amendment No. 1 to the Initial Form 8-K and are incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte Accountants B.V.
99.1	Audited financial statements of JDE Peet’s as of and for the years ended December 31, 2025 and 2024.
99.2	Unaudited pro forma condensed combined financial information of the Company.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG DR PEPPER INC.
Date: June 11, 2026
	By:	/s/ Anthony Shoemaker
		Name:	Anthony Shoemaker
		Title:	Chief Legal Officer, General Counsel and Secretary